                                                                    Exhibit 99.1

[INSERT FPL GROUP NAME/LOGO & ADDRESS]

You may vote your shares by using the Internet or a touch-tone telephone anytime, 24 hours a day, 7 days a week. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you mailed, signed and returned your proxy card.

TO VOTE BY TELEPHONE:
|X|  Read the accompanying joint Proxy/Prospectus and Proxy Card.
|X| Locate your 14-digit VOTER CONTROL NUMBER located on your proxy card above your name.
|X| Using a touch-tone phone, call toll-free 1-877-779-8683. THERE IS NO CHARGE TO YOU FOR THIS CALL. OUTSIDE THE U.S. CALL COLLECT AT 1-201-536-8073.
|X|  Follow the recorded instructions.

TO VOTE BY INTERNET:
|X|  Read the accompanying joint Proxy/Prospectus and Proxy Card.
|X| Locate your 14-digit VOTER CONTROL NUMBER located on your proxy card above your name.
|X|  GO TO THE WEB ADDRESS: HTTP://WWW.EPROXYVOTE.COM/FPL
|X|  Follow the instructions

TO VOTE BY MAIL: Read the accompanying joint Proxy/Prospectus and Proxy Card. Mark, sign and date your proxy card and return it in the envelope provided.

                    RECEIVE FUTURE MATERIALS VIA THE INTERNET

You may elect to receive future proxy materials and other shareholder information by e-mail, if you have an e-mail account and Internet access. To take advantage of this option, please access http://www.econsent.com/fpl, and then follow the instructions.

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                             DETACH HERE IF MAILING
         PLEASE MARK
  |X|    VOTES AS IN
         THIS EXAMPLE.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1


1.   Proposal to approve and adopt the              FOR      AGAINST     ABSTAIN
     Agreement and Plan of Merger,                  |_|        |_|         |_|
     dated as of July 30, 2000, by and
     among FPL Group Inc., Entergy Corporation,
     WCB Holding Corp., Ranger Acquisition
     Corp.,and Ring Acquisition Corp.

2. In their discretion, such other business as may properly come before the meeting

CONTROL NUMBER

                  MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  |_|


                  MARK HERE IF YOU PLAN TO ATTEND THE MEETING    |_|


                                            When signing as an attorney,
                                            executor, trustee, guardian, or
                                            corporate officer, please give
                                            title. For joint account, each joint
                                            owner should sign.


Signature:________________ Date:_______ Signature: ________________ Date:_______

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                                      PROXY

                                 FPL GROUP, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Dennis P. Coyle, Lawrence J. Kelleher, and Mary Lou Kromer, and each of them, with power of substitution, proxies of the undersigned, to vote all shares of Common Stock of FPL Group, Inc. that the undersigned would be entitled to vote at the Special Meeting of Shareholders to be held on December 15, 2000, and any adjournment or postponement thereof, upon the matters referred to on this proxy and, in their discretion, upon any other business that may properly come before the meeting.

     This Proxy when properly executed will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR proposal 1.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

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